        PROSPECTUS SUPPLEMENT                  This Prospectus Supplement, filed
        FOR THE PERIOD ENDING                  pursuant to Rule 424(b)(3),
        SEPTEMBER 30, 2003 TO                  relates to Registration Statement
        PROSPECTUS DATED                       33-71504-01 and the Prospectus
        NOVEMBER 16, 1993                      dated November 16, 1993



                         SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street, N.W.
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): October 15, 2003


                            DISCOVER CARD MASTER TRUST I
               (Exact name of registrant as specified in its charter)



        Delaware                 0-23108             Not Applicable

        (State of                (Commission         (IRS Employer
        organization)            File Number)        Identification No.)


     c/o Discover Bank
     12 Read's Way
     New Castle, Delaware                                    19720
     (Address of principal executive offices)           (Zip Code)



     Registrant's telephone number, including area code: (302) 323-7434


                                        N/A

                   (Former address, if changed since last report)


                                   Page 1 of 209
                           Index to Exhibits is on page 9

Item 5. Other Events
(A) Series 1993-3:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

(B) Series 1995-1:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 1995-1, which is attached as Exhibit 20(b) hereto.

(C) Series 1996-3:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 1996-3, which is attached as Exhibit 20(c) hereto.

(D) Series 1996-4:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 1996-4, which is attached as Exhibit 20(d) hereto.

(E) Series 1997-3:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 1997-3, which is attached as Exhibit 20(e) hereto.

(F) Series 1998-7:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 1998-7, which is attached as Exhibit 20(f) hereto.

(G) Series 1999-5:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 1999-5, which is attached as Exhibit 20(g) hereto.

(H) Series 1999-6:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 1999-6, which is attached as Exhibit 20(h) hereto.

(I) Series 2000-1:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2000-1, which is attached as Exhibit 20(i) hereto.

(J) Series 2000-2:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2000-2, which is attached as Exhibit 20(j) hereto.

(K) Series 2000-4:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2000-4, which is attached as Exhibit 20(k) hereto.

(L) Series 2000-5:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2000-5, which is attached as Exhibit 20(l) hereto.

(M) Series 2000-6:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2000-6, which is attached as Exhibit 20(m) hereto.

(N) Series 2000-7:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2000-7, which is attached as Exhibit 20(n) hereto.

(O) Series 2000-8:
On October 15, 2003 the Registrant made available the Monthly Certificateholders' Statement for September 2003 with respect to Series 2000-8, which is attached as Exhibit 20(o) hereto. October 15, 2003 is also the date on which holders of Class A and Class B Certificates received final payment of principal and interest. Accordingly, Series 2000-8 terminated after the final payment on October 15, 2003 and no further
Monthly Certificateholders' Statements will be forwarded to Certificateholders of this Series.

(P) Series 2000-9:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2000-9, which is attached as Exhibit 20(p) hereto.

(Q) Series 2000-A:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2000-A, which is attached as Exhibit 20(q) hereto.

(R) Series 2001-1:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2001-1, which is attached as Exhibit 20(r) hereto.

(S) Series 2001-2:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2001-2, which is attached as Exhibit 20(s) hereto.

(T) Series 2001-3:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2001-3, which is attached as Exhibit 20(t) hereto.

(U) Series 2001-4:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2001-4, which is attached as Exhibit 20(u) hereto.

(V) Series 2001-5:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2001-5, which is attached as Exhibit 20(v) hereto.

(W) Series 2001-6:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2001-6, which is attached as Exhibit 20(w) hereto.

(X) Series 2002-1:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2002-1, which is attached as Exhibit 20(x) hereto.

(Y) Series 2002-2:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2002-2, which is attached as Exhibit 20(y) hereto.

(Z) Series 2002-3:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2002-3, which is attached as Exhibit 20(z) hereto.

(AA)Series 2002-4:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2002-4, which is attached as Exhibit 20(aa) hereto.

(AB)Series 2002-5:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2002-5, which is attached as Exhibit 20(ab) hereto.

(AC)Series 2003-1, Subseries 1:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2003-1, Subseries 1, which is attached as Exhibit 20(ac) hereto.

(AD)Series 2003-1, Subseries 2:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2003-1, Subseries 2, which is attached as Exhibit 20(ad) hereto.

(AE)Series 2003-1, Subseries 3:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2003-1, Subseries 3, which is attached as Exhibit 20(ae) hereto.

(AF)Series 2003-2:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2003-2, which is attached as Exhibit 20(af) hereto.

(AG)Series 2003-3:
On October 15, 2003 the Registrant made available the Monthly
Certificateholders' Statement for September 2003 with respect to Series 2003-3, which is attached as Exhibit 20(ag) hereto.


Item 7. Financial Statements and Exhibits
(c) Exhibits


Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1995-1.

20(c) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1996-3.

20(d) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1996-4.

20(e) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1997-3.

20(f) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1998-7.

20(g) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1999-5.

20(h) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1999-6.

20(i) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-1.

20(j) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-2.

20(k) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-4.

20(l) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-5.

20(m) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-6.

20(n) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-7.

20(o) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-8.

20(p) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-9.

20(q) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-A.

20(r) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-1.

20(s) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-2.

20(t) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-3.

20(u) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-4.

20(v) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-5.

20(w) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-6.

20(x) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-1.

20(y) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-2.

20(z) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-3.

20(aa) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-4.

20(ab) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-5.

20(ac) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-1, Subseries 1.

20(ad) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-1, Subseries 2.

20(ae) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-1, Subseries 3.

20(af) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-2.

20(ag) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-3.



                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                 (Registrant)


                    By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust


                    By:   /s/ Michael F. Rickert

                          ___________________________________
                          Michael F. Rickert
                          Vice President, Chief Accounting Officer, and Treasurer

     Date: October 15, 2003

                           EXHIBIT INDEX

Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1995-1.

20(c) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1996-3.

20(d) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1996-4.

20(e) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1997-3.

20(f) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1998-7.

20(g) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1999-5.

20(h) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 1999-6.

20(i) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-1.

20(j) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-2.

20(k) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-4.

20(l) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-5.

20(m) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-6.

20(n) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-7.

20(o) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-8.

20(p) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-9.

20(q) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2000-A.

20(r) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-1.

20(s) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-2.

20(t) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-3.

20(u) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-4.

20(v) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-5.

20(w) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2001-6.

20(x) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-1.

20(y) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-2.

20(z) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-3.

20(aa) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-4.

20(ab) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2002-5.

20(ac) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-1, Subseries 1.

20(ad) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-1, Subseries 2.

20(ae) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-1, Subseries 3.

20(af) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-2.

20(ag) Monthly Certificateholders' Statement, related to the month ending September 30, 2003, for Series 2003-3.